Exhibit 99.1

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On October 15, 2019,  Consolidated Tomoka Land Co. (the “Company”) sold a controlling interest in its wholly-owned subsidiary, Crisp39 SPV LLC to Flacto, LLC (“Flacto”),  Magnetar Longhorn Fund LP (“Longhorn”) and Magnetar Structured Credit Fund, LP (“Magnetar SCF” and collectively with Flacto and Longhorn, the “Magnetar Investors”)  pursuant to an Interest Purchase Agreement (the “Purchase Agreement”), for $97 million. Crisp39 SPV LLC holds the approximately 5,300 acres of undeveloped land in Daytona Beach, Florida (the “Land JV”). The transactions contemplated under the Purchase Agreement closed on October 16, 2019.

The Land JV is governed by the Amended and Restated Limited Liability Company Operating Agreement among the Company and the Magnetar Investors.  As a result of the closing of the Purchase Agreement, the Magnetar Investors collectively own a notional 66.50%  interest in the Land JV, and the Company owns a notional 33.50%  interest in the Land  JV (collectively the Company and the Magnetar Investors are herein referred to as the “JV Partners”).   The LLC Agreement includes, but is not limited to, the following terms:

Management.

The Company will serve as the initial manager of the Land JV (the “Manager”) and is responsible for day-to-day operations at the direction of the JV Partners.  All major decisions and certain other actions that can be made by the Manager must be approved by the unanimous consent of the JV Partners (the “Unanimous Actions”).   Unanimous Actions include such matters as the approval of pricing for all land parcels in the Land JV; approval of contracts for the sale of land that contain material revisions to the standard purchase contract of the Land JV; entry into any lease agreement affiliated with the Land JV;  entering into listing or brokerage agreements; approval and amendment of the Land JV’s operating budget; obtaining financing for the Land JV; admission of additional members; and dispositions of the Land JV’s real property for amounts less than market value.   Pursuant to the LLC Agreement the Land JV will pay the Manager a management fee in the initial amount of $20,000 per month, which amount will be evaluated on a quarterly basis and reduced based on the value of real property that remains in the Land JV.

Capital and Cash Distributions.

The Magnetar Investors made initial capital contributions to the Land JV for working capital purposes of $750,000, bringing the Magnetar Investors’ total invested capital in the Land JV to $97,750,000 (the “Initial Capital Contribution”).  The JV Partners may be requested to make additional contributions of capital in the event the Land JV’s cash on hand is insufficient for costs consistent with the Land JV’s operating budget.

The Company and the Magnetar Investors are generally entitled to distributions of cash amounts on an annual basis.  Distribution under the LLC Agreement are to be made (1) first, to the JV Partners, as a return of capital, should they make certain contributions that, pursuant to the LLC Agreement, constitute Excess Capital Contributions;  (2) second, to the JV Partners pro rata as a preferred return of 18% on the Excess Capital Contributions, if any; (3) third, to the Magnetar Investors, as a return of capital plus a preferred return of 12.875%; (4) fourth, to the Company as a return of any additional capital contributions made, and (5) thereafter,  90% to the Company and 10% to the Magnetar Investors, pari passu.

The LLC Agreement stipulates specified aggregate distribution levels that the JV Partners (the Company and the Magnetar Investors) anticipate the operation of the Land JV will yield in the first through sixth anniversaries of the effective date of the LLC Agreement (the “Minimum Distribution Hurdles”). The LLC Agreement further establishes that should a Minimum Distribution Hurdle not be achieved, that the preferred return applicable to the Magnetar Investor’s Initial Capital Contribution would increase from 12.875% to 15.5% unless the Company elects to cure the amount of the deficiency related to the Minimum Distribution Hurdle that was not achieved. Should the Company choose to make such a cure payment, the amount of the payment would be included in its balance of capital contributions to the Land JV and fall into the fourth distribution priority noted above. Failing to achieve two consecutive Minimum Distribution Hurdles would, unless cured by the Company, constitute an event of default for which the Manager can be terminated

Restrictions on Transfer; Right of First Refusal.

The LLC Agreement contains provisions restricting the transfer of interests in the Land JV other than permitted transfers.  Each Magnetar Investor, for a period of three years (the “Transfer Period”),  is entitled to transfer all, but not less than all, of their interest in the Land JV by providing written notice to the Company.

In the event a Magnetar Investor desires to transfer its interest in the Land JV during the Transfer Period, the Company may elect to purchase all (but note less than all) of the Magnetar Investor’s interest on the same terms of sale and at the same purchase price as the third-party.

The foregoing description of the Purchase Agreement and the LLC Agreement does not purport to be and is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement and the LLC Agreement.

We derived the unaudited pro forma condensed consolidated financial statements from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2018, 2017, and 2016 and the six months ended June 30, 2019 give effect to the disposition of the Land JV’s real property, the cash proceeds from the closing, and the gain on the Land JV transaction, net of income tax. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2019, gives effect to such transactions as if they occurred on June 30, 2019.

The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable as of the date of this Current Report on Form 8-K. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements. We have concluded the Land JV is a variable interest entity and is accounted for under the equity method of accounting as the Company is not the primary beneficiary as defined in FASB ASC Topic 810, Consolidation. The significant factors related to this determination include, but are not limited to, the Land JV being jointly controlled by the members through the use of unanimous approval for all material actions. Under the guidance of FASB ASC 323, Investments-Equity Method and Joint Ventures, the Company uses the equity method to account for the Land JV.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to indicate the financial condition or results of operations of future periods.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2019

	Registrant Historical	Pro Forma Adjustments	Notes	Pro Forma
ASSETS
Property, Plant, and Equipment:
Income Properties, Land, Buildings, and Improvements	$444,194,297	$-		$444,194,297
Other Furnishings and Equipment	730,878	-		730,878
Construction in Process	61,091	-		61,091
Total Property, Plant, and Equipment	444,986,266	-		444,986,266
Less, Accumulated Depreciation and Amortization	(30,021,894)	-		(30,021,894)
Property, Plant, and Equipment - Net	414,964,372	-		414,964,372
Land and Development Costs	22,824,001	(17,269,146)	[A]	5,554,855
Intangible Lease Assets - Net	46,133,215	-		46,133,215
Assets Held for Sale	4,603,403	-		4,603,403
Investment in Joint Venture	6,821,449	48,864,662	[B]	55,686,111
Impact Fees and Mitigation Credits	447,596	-		447,596
Commercial Loan Investments	7,847,431	-		7,847,431
Cash and Cash Equivalents	2,621,257	-		2,621,257
Restricted Cash	59,035,150	96,072,024	[C]	155,107,174
Other Assets	12,225,432	-		12,225,432
Total Assets	$577,523,306	$127,667,540		$705,190,846

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts Payable	$704,977	$-		$704,977
Accrued and Other Liabilities	6,047,864	-		6,047,864
Deferred Revenue	7,303,410	-		7,303,410
Intangible Lease Liabilities - Net	26,783,537	-		26,783,537
Liabilities Held for Sale	1,533,155	-		1,533,155
Income Taxes Payable	28,970	-		28,970
Deferred Income Taxes - Net	58,745,748	32,357,338	[D]	91,103,086
Long-term Debt	278,875,235	-		278,875,235
Total Liabilities	$380,022,896	32,357,338		412,380,234

Shareholders' Equity:
Consolidated-Tomoka Land Co. Shareholders' Equity:
Common Stock -25,000,000 shares authorized; $1 par value, 6,074,131 shares issued and 4,926,397 shares outstanding at June 30, 2019; 6,052,209 shares issued and 5,436,952 shares outstanding at December 31, 2018	6,014,536	-		6,014,536
Treasury Stock - 1,147,734 shares at June 30, 2019 and 615,257 shares at December 31, 2018	(63,441,664)	-		(63,441,664)
Additional Paid-In Capital	25,450,060	-		25,450,060
Retained Earnings	229,333,766	95,310,202	[E]	324,643,968
Accumulated Other Comprehensive Income (Loss)	143,712	-		143,712
Total Consolidated-Tomoka Land Co. Shareholders' Equity	197,500,410	95,310,202		292,810,612
Total Liabilities and Shareholders' Equity	$577,523,306	$127,667,540		$705,190,846

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2019

	Registrant Historical	Pro Forma Adjustments	Notes	Pro Forma
Revenues
Income Properties	$21,099,713	$-		$21,099,713
Interest Income from Commercial Loan Investments	52,765	-		52,765
Real Estate Operations	11,045,672	(10,550,000)	[A]	495,672
Total Revenues	32,198,150	(10,550,000)		21,648,150
Direct Cost of Revenues
Income Properties	(3,567,208)	-		(3,567,208)
Real Estate Operations	(6,105,868)	5,972,054	[B]	(133,814)
Total Direct Cost of Revenues	(9,673,076)	5,972,054		(3,701,022)
General and Administrative Expenses	(4,620,796)	-		(4,620,796)
Depreciation and Amortization	(7,420,874)	-		(7,420,874)
Total Operating Expenses	(21,714,746)	5,972,054		(15,742,692)
Gain on Disposition of Assets	18,681,864	-		18,681,864
Operating Income	29,165,268	(4,577,946)		24,587,322
Investment and Other Income	53,315	-		53,315
Interest Expense	(5,965,287)	-		(5,965,287)
Income from Continuing Operations Before
Income Tax	23,253,296	(4,577,946)		18,675,350
Income Tax Expense from Continuing Operations	(5,864,090)	1,160,280	[C]	(4,703,810)
Income from Continuing Operations	$17,389,206	$(3,417,666)		$13,971,540

Per Share Information:
Basic
Income from Continuing Operations	$3.38	$(0.66)		$2.72

Diluted
Income from Continuing Operations	$3.38	$(0.66)		$2.72

Weighted Average Shares Outstanding	5,147,580	5,147,580		5,147,580
Diluted Weighted Average Shares Outstanding	5,147,580	5,147,580		5,147,580

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMER 31, 2018

	Registrant Historical	Pro Forma Adjustments	Notes	Pro Forma
Revenues
Income Properties	$40,075,731	$-		$40,075,731
Interest Income from Commercial Loan Investments	615,728	-		615,728
Real Estate Operations	45,997,141	(43,030,713)	[A]	2,966,428
Total Revenues	86,688,600	(43,030,713)		43,657,887
Direct Cost of Revenues
Income Properties	(8,170,083)	-		(8,170,083)
Real Estate Operations	(11,513,918)	10,836,472	[B]	(677,446)
Total Direct Cost of Revenues	(19,684,001)	10,836,472		(8,847,529)
General and Administrative Expenses	(9,785,370)	-		(9,785,370)
Depreciation and Amortization	(15,761,523)	-		(15,761,523)
Total Operating Expenses	(45,230,894)	10,836,472		(34,394,422)
Gain on Disposition of Assets	22,035,666	-		22,035,666
Operating Income	63,493,372	(32,194,241)		31,299,131
Investment and Other Income	52,221	-		52,221
Interest Expense	(10,423,286)	-		(10,423,286)
Income from Continuing Operations Before
Income Tax	53,122,307	(32,194,241)		20,928,066
Income Tax Expense from Continuing Operations	(14,162,966)	8,159,630	[C]	(6,003,336)
Income from Continuing Operations	$38,959,341	$(24,034,611)		$14,924,730

Per Share Information:
Basic
Income from Continuing Operations	$7.09	$(4.37)		$2.72

Diluted
Income from Continuing Operations	$7.04	$(4.37)		$2.67

Weighted Average Shares Outstanding	5,495,792	5,495,792		5,495,792
Diluted Weighted Average Shares Outstanding	5,529,321	5,529,321		5,529,321

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMER 31, 2017

	Registrant Historical	Pro Forma Adjustments	Notes	Pro Forma
Revenues
Income Properties	$31,406,930	$-		$31,406,930
Interest Income from Commercial Loan Investments	2,052,689	-		2,052,689
Real Estate Operations	52,857,359	(47,666,333)	[A]	5,191,026
Total Revenues	86,316,978	(47,666,333)		38,650,645
Direct Cost of Revenues
Income Properties	(6,917,743)	-		(6,917,743)
Real Estate Operations	(17,576,346)	15,943,649	[B]	(1,632,697)
Total Direct Cost of Revenues	(24,494,089)	15,943,649		(8,550,440)
General and Administrative Expenses	(10,252,610)	-		(10,252,610)
Depreciation and Amortization	(12,314,700)	-		(12,314,700)
Total Operating Expenses	(47,061,399)	15,943,649		(31,117,750)
Gain on Disposition of Assets	38	-		38
Operating Income	39,255,617	(31,722,684)		7,532,933
Investment and Other Income	37,985	-		37,985
Interest Expense	(8,523,136)	-		(8,523,136)
Income from Continuing Operations Before
Income Tax	30,770,466	(31,722,684)		(952,218)
Income Tax Expense from Continuing Operations	10,326,298	12,237,025	[C]	22,563,323
Income from Continuing Operations	$41,096,764	$(19,485,659)		$21,611,105

Per Share Information:
Basic
Income from Continuing Operations	$7.42	$(3.52)		$3.90

Diluted
Income from Continuing Operations	$7.37	$(3.49)		$3.88

Weighted Average Shares Outstanding	5,538,859	5,538,859		5,538,859
Diluted Weighted Average Shares Outstanding	5,579,792	5,579,792		5,579,792

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMER 31, 2016

	Registrant Historical	Pro Forma Adjustments	Notes	Pro Forma
Revenues
Income Properties	$25,092,484	$-		$25,092,484
Interest Income from Commercial Loan Investments	2,588,235	-		2,588,235
Real Estate Operations	38,203,748	(34,470,296)	[A]	3,733,452
Total Revenues	65,884,467	(34,470,296)		31,414,171
Direct Cost of Revenues
Income Properties	(5,204,863)	-		(5,204,863)
Real Estate Operations	(15,048,080)	12,351,378	[B]	(2,696,702)
Total Direct Cost of Revenues	(20,252,943)	12,351,378		(7,901,565)
General and Administrative Expenses	(10,297,877)	-		(10,297,877)
Impairment Charges	(2,180,730)	-		(2,180,730)
Depreciation and Amortization	(7,929,343)	-		(7,929,343)
Total Operating Expenses	(40,660,893)	12,351,378		(28,309,515)
Gain on Disposition of Assets	12,758,770	-		12,758,770
Operating Income	37,982,344	(22,118,918)		15,863,426
Investment and Other Income	(529,981)	-		(529,981)
Interest Expense	(8,753,338)	-		(8,753,338)
Income from Continuing Operations Before
Income Tax	28,699,025	(22,118,918)		6,580,107
Income Tax Expense from Continuing Operations	(12,092,513)	8,532,373	[C]	(3,560,140)
Income from Continuing Operations	$16,606,512	$(13,586,545)		$3,019,967

Per Share Information:
Basic
Income from Continuing Operations	$2.93	$(2.39)		$0.54

Diluted
Income from Continuing Operations	$2.92	$(2.39)		$0.53

Weighted Average Shares Outstanding	5,680,165	5,680,165		5,680,165
Diluted Weighted Average Shares Outstanding	5,693,862	5,693,862		5,693,862

See accompanying notes to condensed consolidated financial statements.

CONSOLIDATED TOMOKA LAND CO.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

On October 15, 2019,  Consolidated Tomoka Land Co. (the “Company”) sold a controlling interest in its wholly-owned subsidiary, Crisp39 SPV LLC to Flacto, LLC (“Flacto”),  Magnetar Longhorn Fund LP (“Longhorn”) and Magnetar Structured Credit Fund, LP (“Magnetar SCF” and collectively with Flacto and Longhorn, the “Magnetar Investors”)  pursuant to an Interest Purchase Agreement (the “Purchase Agreement”), for $97 million. Crisp39 SPV LLC holds the approximately 5,300 acres of undeveloped land in Daytona Beach, Florida (the “Land JV”). The transactions contemplated under the Purchase Agreement closed on October 16, 2019.

The Land JV is governed by the Amended and Restated Limited Liability Company Operating Agreement among the Company and the Magnetar Investors.  As a result of the closing of the Purchase Agreement, the Magnetar Investors collectively own a notional 66.50%  interest in the Land JV, and the Company owns a notional 33.50%  interest in the Land  JV (collectively the Company and the Magnetar Investors are herein referred to as the “JV Partners”).

The unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of the Company. unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2018, 2017, and 2016 and the six months ended June 30, 2019 give effect to the disposition of the Land JV’s real property, the cash proceeds from the closing, the reclassification of previous land segment revenue, direct costs of revenue, and related income tax expense to discontinued operations, and the gain on the Land JV transaction, also included in discontinued operations. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2019, gives effect to such transactions as if they occurred on June 30, 2019.

NOTE 2. INVESTMENT IN JOINT VENTURE

Land JV. The Investment in Joint Venture on the Company’s consolidated balance sheet includes the Company’s ownership interest in the Land JV. We have concluded the Land JV is a variable interest entity and is accounted for under the equity method of accounting as the Company is not the primary beneficiary as defined in FASB ASC Topic 810, Consolidation. The significant factors related to this determination include, but are not limited to, the Land JV being jointly controlled by the members through the use of unanimous approval for all material actions. Under the guidance of FASB ASC 323, Investments-Equity Method and Joint Ventures, the Company uses the equity method to account for the JV Investment.

The Land JV transaction consists of the sale of a 66.50% interest in the Land JV, with the Company retaining a 33.50% interest in the Land JV. The purpose of the Land JV shall be to conduct and engage in the following activities: (i) directly or indirectly acquire, purchase, own, hold, manage, fund, finance, encumber, lease, sell, transfer, exchange, dispose of, invest in or otherwise deal with the Property and any other Company Assets and any direct or indirect interest therein or any securities of any kind issued by any entity primarily engaged in such activities, (ii) conduct such other lawful business activities related or incidental thereto or as the JV Partners may otherwise determine and (iii) exercise all powers enumerated in the LLC Act necessary to the conduct, promotion or attainment of the purposes set forth herein and for the protection and benefit of the Company.

The preliminary gain on the sale of the 66.50% interest in the Land JV totaled approximately $127.1 million and was comprised of the gain on the sale of the 66.50% interest for proceeds of $97.0 million, estimated at approximately $78.2 million, as well as the gain on the retained 33.50% interest pursuant to FASB ASC Topic 610-20, Other Income – Gains and Losses from the Derecognition of Nonfinancial Assets, estimated at approximately $48.9 million.

NOTE 3. PRO FORMA ADJUSTMENTS

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019

[A] Remove approximately $17.3 million of Land and Development Costs, representing the Company’s basis in the land transferred to the Land JV.

[B] Record the Company’s 33.50% retained interest in the Land JV estimated at approximately $48.9 million.

[C] Record the cash received of approximately $96.1 million from Magnetar Investors at closing on October 16, 2019 for the 66.50% interest in the Land JV, recorded as Restricted Cash as the proceeds are held by a 1031 intermediary to be re-invested into properties utilizing the like-kind exchange structure.

[D] Record the preliminary increase in deferred income taxes for the tax-deferred gain on the Land JV transaction and the book-tax basis difference in the Land JV totaling approximately $32.4 million.

[E] Record the preliminary gain on the Land JV transaction of approximately $127.1 million, net of income tax of approximately $32.4 million.

Pro Forma Condensed Consolidated Statements of Operations for the Six Months ended June 30, 2019 and the Year ended December 31, 2018

[A] Reclassify the portion of the Company’s revenues from the real estate operations segment related to the Company’s Daytona Beach land portfolio to discontinued operations.

[B] Reclassify the portion of the Company’s direct cost of revenues from the real estate operations segment related to the Company’s Daytona Beach land portfolio to discontinued operations.

[C] Reclassify income tax expense related to the portion of the Company’s operating income from the real estate operations segment related to the Company’s Daytona Beach land portfolio to discontinued operations. The effective tax rate for the six months ended June 30, 2019 and the year ended December 31, 2018 was 25.3%, while the effective tax rate for the years ended December 31, 2017 and 2016 was 38.6%.